[PHOTO OF GLEN R. JOHNSON]                     [LOGO OF FEDERATED INVESTORS]

Glen R. Johnson                                World-Class Investment Manager(R)
President
Federated International Equity Fund
                                               President's Message



Dear Valued Shareholder:

Federated International Equity Fund was created in 1984, and I am pleased to present its 16th Annual Report. This international stock fund is designed to obtain a total return on its assets. The fund's international stocks are selected for growth opportunities in large, successful corporations outside of the U.S. in both developed and emerging markets./1/ The fund's largest 10 holdings are not necessarily recognizable household names in the U.S., however, they are all large, well capitalized corporations that are well-known in their own countries.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with the fund's portfolio manager, Alexandre deBethmann, Vice President of Federated Global Investment Management Corp. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international stock holdings, and third is the publication of the fund's financial statements.

As of November 30, 1999, the fund's $494 million portfolio was invested in 24 countries on 4 continents across 171 securities. Japan was the largest commitment, and it served the fund well as that country's stock market experienced a strong recovery. The fund's focus in the Asia Pacific region, and strong security selection in Europe, produced extremely strong performance that was far beyond that of the fund's benchmark index and the average international equity fund.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the 12-month reporting period, including realized gains, follows./2/

                           Total Return              Capital Gains            Net Asset Value Increase
Class A Shares                61.10%                     $1.48                $19.56 to $29.16 = 49%
Class B Shares                59.90%                     $1.48                $18.89 to $27.87 = 48%
Class C Shares                59.89%                     $1.48                $18.66 to $27.50 = 47%

Thank you for joining the growing number of Federated International Equity Fund shareholders who have diversified their equity assets internationally and entrusted this fund with more than $494 million. I recommend that shareholders add to their investment accounts on a regular basis, using the dollar-cost averaging method of investing, to take advantage of price fluctuations.3

As always, we welcome your comments and suggestions.

Sincerely,

/s/ Glen R. Johnson

Glen R. Johnson
President
January 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 52.23%, 54.40%, and 58.89%, respectively.

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.


[PHOTO OF ALEXANDRE DEBETHMANN]

Alexandre deBethmann
Vice President
Federated Global Investment Management Corp.

Investment Review

Overall, it was a another positive year for the international equity marketplace. What are your comments?

The international equity markets as measured by the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index")/1/ showed good appreciation. Markets in Europe were driven by the technology, telecommunication and media sectors while anecdotal evidence of economic bottoming in Japan helped that market recover strongly. Other positive factors in Japan included company restructuring, mergers and acquisitions and the emergence of "New Japan" companies. In Eastern Europe, Greece was the big winner given the convergence theme in front of acceptance into the European Community. In Asia, economic recovery plus fund flow into technology in Hong Kong, Singapore and Korea helped drive those markets higher.

In this environment, how did the fund perform during the reporting period compared to its benchmarks?

For the fiscal year ended November 30, 1999, the fund's Class A, B, and C Shares produced strong total returns, based on net asset value, of 61.10%, 59.90% and 59.89%, respectively./2/ These returns far outpaced the 21.10% return of the EAFE Index for the same period. Additionally, the returns also far outpaced the 29.04% return of all 678 international equity funds tracked by Lipper Analytical Services, Inc./3/

1 The EAFE Index is a market capitalization-weighted foreign securities index widely used to measure the performance of the European, Australian, New Zealand, and Far Eastern stock markets. This index is unmanaged, and investments cannot be made in an index.

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were 52.23%, 54.40%, and 58.89%, respectively.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.


What were the major influences on the fund's outperformance?

The fund's strong performance can be attributed to stock selection in Europe where technology, telecommunications and media were the key sector overweights. We also took a significant overweighted position in Japan early in the year which provided strong performance. Companies geared to aggressive restructuring, technology, and "New Japan" names were prevalent in the portfolio. Finally, we also benefited from stock selections in Canada and parts of Asia, like Hong Kong, Singapore and Korea.

What individual stocks made a significant impact?

Stocks that made a noticeable impact on the portfolio included Eidos (1.18% of net assets), a game software developer in the United Kingdom, Intershop Communications (1.32% of net assets), an Internet site developer in Germany, and ARM Holdings (2.06% of net assets), a maker of microprocessors used for handsets.

  In Japan, Sony (1.58% of net assets) and CSK (1.35% of net assets), an information technology companies, were strong performers. In Canada, JDS Uniphase (0.79% of net assets) and Nortel Networks (0.77% of net assets), two leading telecommunications equipment companies, showed very strong performance. Finally, in Asia, Taiwan Semiconductor (0.93% of net assets), and Haansoft (0.95% of net assets), a word processing company in Korea, also performed well.

How were the fund's assets diversified at the end of the reporting period, and what were the fund's top 10 holdings?

As of November 30, 1999, the fund's assets were invested across 24 countries with 38.4% invested in Japan. Details on the fund's country and regional weightings along with the fund's top ten holdings as of November 30, 1999 follows:

Country                                                 Percentage of Net Assets
Japan                                                   38.4%
United Kingdom                                           8.1%
Canada                                                   7.6%
Germany                                                  7.4%
Netherlands                                              7.1%
Korea, Republic of                                       4.8%
France                                                   4.2%
Singapore                                                3.0%
Taiwan, Province of China                                2.3%
Sweden                                                   2.3%
Greece                                                   2.0%
Australia                                                1.5%
Israel                                                   1.2%
Switzerland                                              1.2%
India                                                    1.1%
Italy                                                    1.0%
Belgium                                                  0.9%
Hong Kong                                                0.9%
Denmark                                                  0.7%
Thailand                                                 0.3%
Finland                                                  0.3%
Ireland                                                  0.2%
Spain                                                    0.2%
Norway                                                   0.2%


Region                                                  Percentage of Net Assets
Asia Pacific                                            50.8%
Europe                                                  35.8%
Canada                                                   7.6%
Mid-East/Australia                                       2.7%

The fund's top ten holdings as of November 30, 1999 were:


Name
Country                                Percentage of Net Assets
ARM Holdings PLC, ADR                                                United
Kingdom                          2.1%
Matsushita Communication
Japan                                   1.8%
CGI Group, Inc, Class A
Canada                                  1.6%
Sony Corp.
Japan                                   1.6%
Sharp Corp.
Japan                                   1.5%
Sega Enterprises
Japan                                   1.5%
CSK Corp
Japan                                   1.3%
Intershop Communications AG                                          Germany, Federal Republic
of            1.3%
NTT Mobile Communication Network, Inc.
Japan                                   1.3%
STMicroelectronics NV
Netherlands                             1.3%

TOTAL
15.3%

What were some of your notable recent purchases for the fund during the reporting period?

Eidos (1.18% of net assets): Eidos is a game software developer in the United Kingdom.

CSK (1.35% of net assets): CSK is an information technology company in Japan that owns parts of Sega and Bell System24.

JDS Uniphase (0.79% of net assets): JDS is a leading telecommunications equipment company in Canada.

TFL (1.04% of net assets): TFL is a leading broadcasting company in France.

As we leave what has been an outstanding year for the fund, what is your outlook and strategy?

We continue to stress that stock selection remains a critical part of our investment process. With that, we continue to remain bullish on the technology, telecommunications and media sectors on a global basis. Key themes within technology include finding situations related to the growth in mobile handsets, growth in bandwidth capital expenditures, and a new round of international technology spending as the year 2000 overhang will be behind us. Finally, we also continue to remain bullish on the economic recovery in Asia and Japan.

Two Ways You May Seek to Invest for Success:

Initial Investment

If you had made an initial investment of $16,000 in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $137,881 on 11/30/99. You would have earned a 15.13%/1/ average annual total return for the investment life span.

  One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

  As of 12/31/99, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were 68.52%, 20.45%, and 11.59%, respectively. Class B Shares' average annual 1-year, 5-year and since inception (9/28/94) total returns were 71.40% 20.58% and 18.01%, respectively. Class C Shares' average annual 1-year, 5-year, and since inception (4/1/93) total returns were 76.18%, 20.86%, and 18.42%, respectively./2/

[GRAPH APPEARS HERE] - See Appendix A1

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charges; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.


ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 15 years (reinvesting all dividends and capital gains) grew to $49,321.

  With this approach, the key is consistency.

  If you had started investing $1,000 annually in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $16,000 but your account would have reached a total value of $49,321/1/ by 11/30/99. You would have earned an average annual total return of 13.27%.

  A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of non- U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.


[GRAPH APPEARS HERE] - See Appendix A2


1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.


Hypothetical Investor Profile:

Dan and Gigi Hardwick are a two-income suburban couple who, like many others, want to be able to afford their present lifestyle after they retire.

  They decided an international stock fund, though possibly volatile in the short-term, offered excellent opportunities for long-term growth. They invested $10,000 in Federated International Equity Fund (Class A Shares) on August 17, 1984 and have invested $5,000 every August since.

  By November 30, 1999, they were pleased to see that their $85,000 investment had grown to $291,511 for an average annual total return of 13.68%. Gigi's already picturing a long Mediterranean cruise to celebrate their retirement.

 The couple is fictional, but the figures are real.

[GRAPH APPEARS HERE] - See Appendix A3

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.


Federated International Equity Fund-Class A Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated International Equity Fund (Class A Shares) (the "Fund") from November 30, 1989 to November 30, 1999 compared to the Morgan Stanley Capital International Europe Australia Far East Index (EAFE)./2/

Average Annual Total Returns/3/ for the Period Ended
November 30, 1999
1 Year                                                       52.23%
5 Years                                                      15.95%
10 Years                                                     10.26%
Start of Performance (8/17/84)                               15.13%


[GRAPH APPEARS HERE] - See Appendix A4


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of October 1, 1994, the maximum sales charge is 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges.




Federated International Equity Fund-Class B Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated International Equity Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Europe Australia Far East Index (EAFE)./2/

Average Annual Total Returns/3/ for the Period Ended
November 30, 1999
1 Year                                                       54.40%
5 Years                                                      16.06%
Start of Performance (9/28/94)                               14.37%


[GRAPH APPEARS HERE] - See Appendix A5


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.


Federated International Equity Fund-Class C Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated International Equity Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 1999 compared to the Morgan Stanley Capital International Europe Australia Far East Index (EAFE)./2/

Average Annual Total Returns/3/ For The Period Ended
November 30, 1999
1 Year                                                       58.89%
5 Years                                                      16.32%
Start of Performance (4/1/93)                                15.57%


[GRAPH APPEARS HERE] - See Appendix A6


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges. Portfolio of Investments



NOVEMBER 30, 1999

                                                                                             Value
                                                                                            in U.S.
Shares                                                                                      Dollars
                     COMMON STOCKS--96.9%
                     Australia--1.5%
   2,328,000      /1/Davnet Ltd.                                                        $   2,326,382
     862,400      /1/LibertyOne Ltd.                                                        1,070,389
     385,000         Sonic Healthcare Ltd.                                                  1,568,336
     315,400      /1/Telstra Corp., Ltd.                                                    1,170,786
   2,294,188      /1/Westel Group Ltd.                                                      1,460,251
                     TOTAL                                                                  7,596,144
                     Belgium--0.9%
     146,000      /1/Global TeleSystems Group, Inc.                                         4,662,875
         949      /1/Telinfo S.A.                                                                  10
                     TOTAL                                                                  4,662,885
                     Canada--7.6%
     313,400      /1/CGI Group, Inc., Class A                                               8,070,843
      84,800         Canfor Corp.                                                             919,046
     446,300      /1/Descartes Systems Group, Inc.                                          4,563,984
     128,900      /1/International Forest Products Ltd., Class A                              385,378
      17,040      /1/JDS Uniphase Corp.                                                     3,897,900
      93,700         Lumenon Innovative Lightwave                                           2,024,798
     332,000      /1/Mosaic Group, Inc.                                                     2,334,851
      51,800         Nortel Networks Corp.                                                  3,818,917
      53,150      /1/Research in Motion Ltd.                                                2,744,717
     192,145      /1/Telesystem International Wireless, Inc.                                4,647,932
     195,500      /1/The Laser Eye Centers, Inc.                                            3,639,804
       8,000      /1/The Laser Eye Centers, Inc., ADR                                         149,500
      63,200      /1/Ulster Petroleums Ltd.                                                   515,322
                     TOTAL                                                                 37,712,992
                     Denmark--0.7%
      25,800         Novo-Nordisk, Class B                                                  3,372,206
                     Finland--0.3%
      68,600      /1/Perlos OYJ                                                             1,209,803
                     France--4.2%
      26,200         Alcatel                                                                5,082,585
      21,700         Ciments Francais, Class A                                              1,333,958
      36,000         Lagardere S.C.A.                                                       1,697,857
      14,120         TFL - TV Francaise                                                     5,122,593
      53,100         Thomson CSF                                                            1,541,666
     130,245      /1/Wavecom S.A.                                                           5,906,445
                     TOTAL                                                                 20,685,104
                     Germany, Federal Republic of--7.4%
      18,840      /1/ADVA AG Optical Networking                                             2,563,110
      32,490         Aixtron AG                                                             4,387,399
      98,270         Baader Wertpapierhandelsbank AG                                        2,921,431
      29,700      /1/Consors Discount Broker AG                                             1,915,531
       7,009         DIS Deutsche Industrie Service                                           529,749
      40,000      /1/Epcos AG                                                               2,458,909
       8,700      /1/GFK AG                                                                   289,325
      31,970         Intershop Communications AG                                            6,507,986
      18,297         Mannesmann AG                                                          3,805,767
       9,200      /1/Medion AG                                                              2,827,745
      14,970         Pfeiffer Vacuum Technology AG                                            407,322
      34,150         Siemens AG                                                             3,444,906
      39,300      /1/Singulus Technologies AG                                               2,277,262
      54,700      /1/Telegate AG                                                            2,304,179
                     TOTAL                                                                 36,640,621
                     Greece--2.0%
      15,411         Commercial Bank of Greece                                              1,134,013
      50,000         Intracom S.A.                                                          2,212,905
      63,600         Lambrakis Press S.A.                                                   4,083,286
      82,320         Tiletipos S.A.                                                         2,246,318
      68,600      /1/Tiletipos S.A., Rights                                                   420,659
                     TOTAL                                                                 10,097,181
                     Hong Kong--0.9%
     490,000      /1/China Telecom (Hong Kong) Ltd.                                         2,618,296
   2,089,000      /1/Pacific Century CyberWorks Ltd.                                        1,788,688
                     TOTAL                                                                  4,406,984
                     India--1.1%
     134,500      /1/Gas Authority of India Ltd., GDR                                   $   1,276,069
      44,600         NIIT Ltd.                                                              2,414,699
      35,500         Satyam Computer Services Ltd.                                          1,568,690
                     TOTAL                                                                  5,259,458
                     Ireland--0.2%
      32,644      /1/ICON PLC, ADR                                                            452,936
      13,500      /1/Ryanair Holdings PLC, ADR                                                673,313
                     TOTAL                                                                  1,126,249
                     Israel--1.2%
     206,900      /1/Orckit Communications, Inc.                                            6,000,100
                     Italy--1.0%
     216,700         Bulgari SPA                                                            1,670,602
     116,050         Pininfarina SPA                                                        2,993,903
                     TOTAL                                                                  4,664,505
                     Japan--38.4%
      17,000         Alpha Systems, Inc.                                                    3,039,442
      80,000         Bandai Co., Ltd.                                                       2,899,946
      75,300         Capcom Co., Ltd.                                                       4,445,729
     124,000         Credit Saison Co., Ltd.                                                2,509,357
      47,800         CSK Corp.                                                              6,667,911
     393,000         Daiwa Securities Co., Ltd.                                             5,628,902
      73,500         Daiwabo Information System Co., Ltd.                                   2,028,931
      20,100         Enix Corp.                                                             1,877,804
       6,300         Fancl Corp.                                                            2,240,385
     143,000         Fuji Bank, Ltd., Tokyo                                                 1,716,646
      33,500         Fuji Machine Manufacturing Co.                                         1,961,393
     158,000         Fujitec Co.                                                            1,861,015
      82,000         Fujitsu Ltd.                                                           2,916,057
     582,100         Furukawa Electric                                                      6,238,726
          60         Goodwill Group, Inc.                                                   4,420,650
      64,000         Hosiden Corp.                                                          2,640,601
      30,000         ISB Corp.                                                              1,031,485
       4,000      /1/InterQ, Inc.                                                           3,222,162
      34,000      /1/Internet Initiative Japan, Inc., ADR                                   3,247,531
     139,000         Japan Airport Terminal                                                 1,816,101
         142         Japan Telecom Co., Ltd.                                                5,579,842
      17,000         Kokusai Den(Kdd)                                                       2,354,733
      40,500         Komatsu Electronic Metals Co., Ltd.                                      298,394
      15,200         Konami Co., Ltd.                                                       2,045,680
     638,000         Marubeni Corp.                                                         2,488,197
      45,000         Matsushita Communication                                               8,664,473
      50,000         Megachips Corp.                                                        3,855,789
           3         Mobilephone Telecommunications International Ltd.                      2,284,002
      34,000         Murata Manufacturing Co., Ltd.                                         5,651,358
     189,000         NEC Corp.                                                              4,428,165
         184         NTT Mobile Communication Network, Inc.                                 6,471,045
     624,000      /1/New Japan Securities Co.                                               1,808,341
     508,000         Nikko Securities Co., Ltd.                                             6,337,836
     196,000         Nikon Corp.                                                            4,986,886
      16,300         Nintendo Corp., Ltd.                                                   2,723,739
      32,000         Nippon Broadcasting System                                             2,357,680
       3,400         Nippon TV Network                                                      3,243,185
       5,140         Obic Co., Ltd.                                                         3,635,542
      28,600         Paris Miki, Inc.                                                       2,593,232
      18,000         Pasona Softbank, Inc.                                                  1,927,403
     395,000         Sakura Bank Ltd., Tokyo                                                2,929,663
      23,000         Sanix, Inc.                                                            2,553,171
     213,000         Sega Enterprises                                                       7,490,938
     368,000         Sharp Corp.                                                            7,537,502
      58,900         Shinkawa                                                               1,915,212
       5,200         Softbank Corp.                                                         3,764,822
       1,000         Softbank Technology Corp.                                              1,945,086
      42,000         Sony Corp.                                                             7,798,026
     115,000         Sumitomo Electric Industries                                           1,305,958
     127,000         Suruga Bank Ltd.                                                       2,346,746
     105,000         Taiyo Yuden Co.                                                        4,600,423
     436,000         Toho Bank Ltd.                                                         1,983,084
     436,000         Toyo Trust & Banking                                                   2,321,450
   1,170,000         Wako Securities Co., Ltd.                                              3,528,563
      83,000         Yokowo Co., Ltd.                                                       1,663,343
                     TOTAL                                                                189,830,283
                     Korea, Republic of--4.8%
     237,600      /1/Haansoft Inc.                                                          4,714,082
     197,000         Hansol Paper Manufacturing                                             2,888,937
      95,000         Hyundai Electronics Industries Co.                                     1,950,399
      68,262      /1/Hyundai Electronics Industries Co., Rights                               370,973
     197,900         Kookmin Bank                                                           3,294,777
     159,000         Korea Technology Banking Co.                                           2,167,091
       7,650      /1/Korea Thrunet Co., Ltd., Class A                                         425,531
      24,000         Samsung Electronics Co.                                                4,968,730
     116,000      /1/Telson Electronics Co., Ltd.                                           2,951,909
                     TOTAL                                                                 23,732,429
                     Netherlands--7.1%
      61,650      /1/ASM Lithography Holding NV                                             5,771,981
      68,850      /1/BE Semiconductor Industries NV                                           780,565
      49,520         Benckiser NV                                                           3,019,178
      40,346      /1/Equant NV, (New York Registered Share)                                 3,802,611
      34,250      /1/KPN QWEST NV                                                           1,310,063
       6,900         OpenTV Corp., ADR                                                        533,025
      46,890         STMicroelectronics NV                                                  6,379,206
     119,640      /1/Toolex International NV                                                1,808,507
      31,400      /1/United Pan-Europe Communications NV                                    3,085,225
      34,750      /1/United Pan-Europe Communications NV, ADR                               3,362,063
     129,900         VNU - Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit          5,151,178
                     TOTAL                                                                 35,003,602
                     Norway--0.2%
      75,500      /1/Tandberg Television                                                      983,610
                     Singapore--3.0%
     359,000         Chartered Semiconductor Manufacturing                                  2,029,456
       3,100      /1/Chartered Semiconductor Manufacturing, ADR                               165,075
     178,000         DBS Group Holdings Ltd.                                                2,309,075
   2,174,000         DBS Land Ltd.                                                          4,243,213
   1,098,000         Kim Eng Holdings Ltd.                                                    731,782
     616,000      /1/MediaRing.com Ltd.                                                       608,485
     710,000         Natsteel Electronics Ltd.                                              2,936,329
   1,478,000         OMNI Industries                                                        1,890,925
                     TOTAL                                                                 14,914,340
                     Spain--0.2%
      36,800      /1/Sogecable S.A.                                                         1,166,329
                     Sweden--2.3%
      97,500         ForeningsSparbanken AB                                                 1,501,234
      47,000      /1/HIQ International AB                                                   1,966,620
      36,400      /1/Modern Times Group, Class B                                            1,210,767
     150,450      /1/Readsoft AB, Class B                                                   2,033,586
     128,740      /1/Societe Europeenne de Communication S.A., Class B, ADR                   801,977
      74,900         Telefonaktiebolaget LM Ericsson, Class B                               3,631,436
                     TOTAL                                                                 11,145,620
                     Switzerland--1.2%
         620      /1/Agefi Groupe S.A.                                                        222,278
       6,185      /1/Charles Voegele Holding AG                                             1,048,404
       4,723         Publicitas Holding S.A.                                                4,396,528
                     TOTAL                                                                  5,667,210
                     Taiwan, Province of China--2.3%
      54,900      /1/ASE Test Ltd.                                                          1,221,525
      75,900      /1/Advanced Semiconductor Engineering, Inc., GDR                          1,684,980
      34,400      /1/Macronix International Co., Ltd., ADR                                    460,100
      35,300      /1/Mosel Vitelic, Inc., GDR                                                 372,415
     118,000   /1//2/Ritek Incorporation, GDR, 144A                                         1,327,500
     128,483      /1/Taiwan Semiconductor Manufacturing Co., ADR                            4,601,297
      93,500         Winbond Electronics Corp., GDR                                         1,624,563
                     TOTAL                                                                 11,292,380
Shares or                                                                                     Value
Principal                                                                                     in U.S.
Amount                                                                                        Dollars
                   COMMON STOCKS--continued
                   Thailand--0.3%
     356,700       Hana Microelectronics Co., Ltd.                                       $   1,473,097
                   United Kingdom--8.1%
      68,900    /1/ARM Holdings PLC, ADR                                                    10,197,200
     170,000       British Sky Broadcasting Group PLC                                        2,236,496
      65,300    /1/Eidos PLC                                                                 5,810,489
     120,100    /1/Energis PLC                                                               4,893,270
     203,300       Enterprise Oil                                                            1,458,865
      24,300       Filtronic PLC                                                               708,737
     751,300    /1/Imagination Technologies Group PLC                                        3,953,599
     351,300       Invensys PLC                                                              1,596,571
     169,188       Prudential Corp., PLC                                                     2,792,384
      86,520       Psion PLC                                                                 3,387,141
     274,400    /1/Shire Pharmaceuticals Group PLC                                           2,936,106
          16       Smithkline Beecham Corp.                                                        215
                   TOTAL                                                                    39,971,073
                   TOTAL COMMON STOCKS (IDENTIFIED COST $326,744,160)                      478,614,205
                   Repurchase Agreement--5.4%/3/
 $26,915,000       J.P. Morgan & Co., Inc., 5.71%, dated 11/30/1999, due 12/1/1999
                   (AT AMORTIZED COST)                                                      26,915,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $353,659,160)/4/                   $ 505,529,205

1  Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been determined to be liquid according to guidelines established by the Board of Directors. At November 30, 1999, these securities amounted to $1,327,500 which represents 0.3% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $355,021,263. The net unrealized appreciation of investments on a federal tax basis amounts to $150,507,942 which is comprised of $158,163,336 appreciation and $7,655,394 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($493,980,375) at November 30, 1999.

The following acronyms are used throughout this portfolio:

ADR--American Depositary Receipt

GDR--Global Depositary Receipt

See Notes which are an integral part of the Financial Statements



Statement of Assets and Liabilities

NOVEMBER 30, 1999

Assets:
Total investments in securities, at value (identified cost
$353,659,160                                           $   505,529,205
 andtaxcost$355,021,263)
Cash
2,072
Income
receivable
424,127
Receivable for investments
sold                                                                                         6,613,523
Receivable for shares
sold
2,271,135
 TOTAL
ASSETS
514,840,062
Liabilities:
Payable for investments purchased                                                           $ 15,301,701
Payable for shares redeemed                                                                    5,000,445
Payable for taxes withheld                                                                       232,059
Net payable for foreign currency exchange contracts purchased                                     23,045
Accrued expenses                                                                                 302,437
 TOTAL
LIABILITIES
20,859,687
Net Assets for 17,124,272 shares
outstanding                                                                      $   493,980,375
Net Assets Consist of:
Paid-in
capital
$   284,506,746
Net unrealized appreciation of investments and translation of assets and
liabilities                                  151,816,659
 in foreign currency
Accumulated net realized gain on investments and foreign currency
transactions                                         58,016,895
Accumulated net operating
loss                                                                                           (359,925)
 TOTAL NET
ASSETS
$   493,980,375
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($389,592,371 / 13,358,217 shares
outstanding)                                             $      29.16
Offering Price Per Share (100/94.50 of
$29.16)/1/                                                                    $      30.86
Redemption Proceeds Per
Share                                                                                        $      29.16
Class B Shares:
Net Asset Value Per Share ($62,785,961 / 2,253,155 shares
outstanding)                                               $      27.87
Offering Price Per
Share                                                                                             $
27.87
Redemption Proceeds Per Share (94.50/100 of
$27.87)/1/                                                               $      26.34
Class C Shares:
Net Asset Value Per Share ($41,602,043 / 1,512,900 shares
outstanding)                                               $      27.50
Offering Price Per
Share                                                                                             $
27.50
Redemption Proceeds Per Share (99.00/100 of
$27.50)/1/                                                               $      27.23

1    See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements


Statement of Operations

YEAR ENDED NOVEMBER 30, 1999

Investment Income:
Dividends (net of foreign taxes withheld of
$378,948)                                                            $    2,778,200
Interest
603,347
 TOTAL
INCOME
3,381,547
Expenses:
Investment adviser fee                                                                      $ 3,036,053
Administrative personnel and services fee                                                       228,145
Custodian fees                                                                                  247,808
Transfer and dividend disbursing agent fees and expenses                                        471,146
Directors'/Trustees' fees                                                                         7,410
Auditing fees                                                                                    24,174
Legal fees                                                                                       10,824
Portfolio accounting fees                                                                       124,562
Distribution services feeClass B Shares                                                         330,551
Distribution services feeClass C Shares                                                         206,060
Shareholder services feeClass A Shares                                                          580,143
Shareholder services feeClass B Shares                                                          110,183
Shareholder services feeClass C Shares                                                           68,687
Share registration costs                                                                         44,264
Printing and postage                                                                             98,984
Insurance premiums                                                                                1,733
Taxes                                                                                            16,950
Miscellaneous                                                                                    13,581
 TOTAL EXPENSES                                                                               5,621,258
Net operating
loss
(2,239,711)
Realized and Unrealized Gain on Investments and Foreign CurrencyTransactions:
Net realized gain on investments and foreign currency
transactions                                                   60,509,183
Net change in unrealized appreciation of investments and translation of assets
and                                  116,382,614
 liabilities in foreign currency
Net realized and unrealized gain on investments and foreign currency
transactions                                   176,891,797
Change in net assets resulting from
operations                                                                   $  174,652,086

See Notes which are an integral part of the Financial Statements


Statement of Changes in Net Assets

Year Ended November 30
1999                        1998
Increase (Decrease) in Net Assets
Operations:
Net operating loss                                                                      $
(2,239,711)            $      (467,612)
Net realized gain on investments and foreign currency transactions ($63,468,724
60,509,183                  15,242,814
 and $16,952,671, respectively, as computed for federal tax purposes)
Net change in unrealized appreciation of investments and translation of assets and
116,382,614                  15,948,792
 liabilities in foreign currency
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS
174,652,086                  30,723,994
Distributions to Shareholders:
Distributions from net realized gains on investments and foreign currencytransactions
Class A Shares
(13,010,842)                (10,030,621)
Class B Shares
(2,814,398)                 (1,891,979)
Class C Shares
(1,125,756)                   (810,275)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TOSHAREHOLDERS
(16,950,996)                (12,732,875)
Share Transactions:
Proceeds from sale of shares
709,047,839                 434,539,857
Net asset value of shares issued to shareholders in payment of
14,175,113                  10,460,757
 distributionsdeclared
Cost of shares redeemed
(608,937,658)               (408,325,936)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS
114,285,294                  36,674,678
Change in net assets
271,986,384                  54,665,797
Net Assets:
Beginning of period
221,993,991                 167,328,194
End of period                                                                           $
493,980,375             $   221,993,991

See Notes which are an integral part of the Financial Statements


Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended November 30                                     1999/1/           1998
1997            1996         1995
Net Asset Value, Beginning of Period                   $  19.56          $  17.93          $
17.32        $  17.89     $  18.53
Income From Investment
Operations:
Net investment income (net operating loss)                (0.12)/2/         (0.01)/2/
0.04/2/         0.03         0.09
Net realized and unrealized gain on investments           11.20              2.99
0.95            1.38         0.17
 and foreign currency
transactions
 TOTAL FROM INVESTMENT OPERATIONS                         11.08              2.98
0.99            1.41         0.26
Less
Distributions:
Distributions from net investment
income                                                                      (0.09)       (0.00)/3/
Distributions from net realized gain on                   (1.48)            (1.35)
(0.38)          (1.89)       (0.90)
 investments and foreign currency
transactions
 TOTAL DISTRIBUTIONS                                      (1.48)            (1.35)
(0.38)          (1.98)       (0.90)
Net Asset Value, End of Period                         $  29.16          $  19.56          $
17.93        $  17.32     $  17.89
Total Return/4/                                           61.10%            17.78%
5.89%           8.63%        1.60%

Ratios to Average Net
Assets:
Expenses                                                   1.67%             1.63%
1.71%           1.68%        1.57%
Net investment income (net operating loss)                (0.57%)           (0.06%)
0.23%           0.15%        0.42%
Expense waiver/reimbursement/5/
0.10%           0.15%        0.18%
Supplemental
Data:
Net assets, end of period (000 omitted)              $  389,592        $  172,160        $  134,858
$  172,938   $  191,911
Portfolio turnover                                          297%              243%
210%            119%         166%

1 For the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements


Financial Highlights--Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended November 30                                  1999/1/           1998
1997              1996            1995
Net Asset Value, Beginning of Period                 $ 18.89           $ 17.48           $
17.04           $ 17.70          $18.50
Income From Investment
Operations:
Net operating loss                                     (0.26)/2/         (0.16)/2/
(0.10)/2/         (0.03)          (0.08)
Net realized and unrealized gain on                    10.72              2.92
0.92              1.26            0.18
 investments and
foreign

currencytransactions
 TOTAL FROM INVESTMENT OPERATIONS                      10.46              2.76
0.82              1.23            0.10
Less
Distributions:
Distributions from net investment
income                                                                     (0.00)/3/
Distributions in excess of net
(0.00)/3/

investmentincome
Distributions from net realized gain on                (1.48)            (1.35)
(0.38)            (1.89)          (0.90)
 investments and foreign
currency

transactions
 TOTAL DISTRIBUTIONS                                   (1.48)            (1.35)
(0.38)            (1.89)          (0.90)
Net Asset Value, End of Period                       $ 27.87           $ 18.89           $
17.48           $ 17.04          $17.70
Total Return/4/                                        59.90%            16.92%
4.97%             7.59%           0.68%

Ratios to Average Net
Assets:
Expenses                                                2.42%             2.38%
2.56%             2.58%           2.52%
Net operating loss                                     (1.28%)           (0.84%)
(0.59%)           (0.74%)         (0.52%)
Supplemental
Data:
Net assets, end of period (000 omitted)              $62,786           $35,689
$23,629           $16,707          $6,370
Portfolio turnover                                       297%              243%
210%              119%            166%

1 For the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

See Notes which are an integral part of the Financial Statements


Financial Highlights--Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended November 30                              1999/1/              1998
1997             1996             1995
Net Asset Value, Beginning of Period             $ 18.66              $ 17.28           $16.85
$17.50           $18.30
Income From Investment Operations:
Net operating loss                                 (0.26)/2/            (0.16)/2/        (0.11)/2/
(0.10)           (0.12)
Net realized and unrealized gain on                10.58                 2.89
0.92             1.34             0.22
 investments and foreign
 currencytransactions
 TOTAL FROM INVESTMENT OPERATIONS                  10.32                 2.73
0.81             1.24             0.10
Less Distributions:
Distributions from net investment income
(0.00)/3/        (0.00)/3/
Distributions from net realized gain on            (1.48)               (1.35)           (0.38)
(1.89)           (0.90)
 investments and foreign currency
 transactions
 TOTAL DISTRIBUTIONS                               (1.48)               (1.35)           (0.38)
(1.89)           (0.90)
Net Asset Value, End of Period                   $ 27.50              $ 18.66           $17.28
$16.85           $17.50
Total Return/4/                                    59.89%               16.94%
4.96%            7.75%            0.69%

Ratios to Average Net Assets:
Expenses                                            2.42%                2.38%
2.56%            2.57%            2.46%
Net operating loss                                 (1.27%)              (0.83%)          (0.67%)
(0.72%)          (0.47%)
Expense
waiver/reimbursement/5/
0.01%            0.04%
Supplemental Data:
Net assets, end of period (000 omitted)        $  41,602            $  14,145           $8,841
$7,580           $7,146
Portfolio turnover                                   297%                 243%
210%             119%             166%

1 For the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Per share amount does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements


Notes to Financial Statements

NOVEMBER 30, 1999

Organization

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective is to obtain a total return on its assets.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating loss. The following reclassifications have been made to the financial statements.

                     Increase (Decrease)
Accumulated                                 Undistributed Net
Net Realized Gain (Loss)                    Investment Income
$(2,157,421)                                       $2,157,421

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At November 30, 1999, the Fund had outstanding forward foreign currency exchange contracts as set forth below:


Unrealized
                           Foreign Currency Units
Contracts             Appreciation
Settlement Date            to Deliver/Receive                    In Exchange for             at
Value           (Depreciation)
Contracts
Purchased:
12/1/99                    776,067 British Pound Sterling            $1,248,304
$1,237,556              $  (10,748)
12/1/99                    5,036,497 Singapore Dollar                 3,016,770
2,997,023                 (19,747)
Contracts
Sold:
12/1/99                    1,043,333 European Currency Units          1,052,421
1,051,117                $  1,304
12/1/99                    2,717,722 Japanese Yen                        26,535
26,698                    (163)
12/3/99                    2,021,887 European Currency Units          2,043,865
2,037,556                   6,309
Net Unrealized Depreciation on Foreign Exchange
Contracts                                                          $  (23,045)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

Capital Stock

At November 30, 1999, par value shares ($0.0001 per share) authorized were as follows:

                               Number of Par Value
Share Class Name                      Capital Stock Authorized
Class A Shares                                     500,000,000
Class B Shares                                     500,000,000
Class C Shares                                     500,000,000
 TOTAL                                           1,500,000,000

Transactions in capital stock were as follows:

Year Ended November 30
1999                                  1998
Class A Shares                                             Shares              Amount
Shares               Amount
Shares sold                                               28,803,985      $  619,264,555
19,112,297       $   382,682,504
Shares issued to shareholders in payment of                  585,524          10,747,160
470,456             7,974,243
 distributions
declared
Shares redeemed                                          (24,833,477)       (536,713,187)
(18,302,055)         (369,516,756)
 NET CHANGE RESULTING FROM CLASSASHARETRANSACTIONS         4,556,032      $   93,298,528
1,280,698       $    21,139,991

Year Ended November 30
1999                                1998
Class B Shares                                               Shares             Amount
Shares               Amount
Shares sold                                                 1,370,586      $   28,176,266
1,517,731        $   30,124,357
Shares issued to shareholders in payment of                   151,016           2,668,485
107,723             1,775,576
 distributions
declared
Shares redeemed                                            (1,157,903)        (23,656,978)
(1,087,709)          (20,903,207)
 NET CHANGE RESULTING FROM CLASS B SHARETRANSACTIONS          363,699      $    7,187,773
537,745        $   10,996,726


Year Ended November 30
1999                               1998
Class C Shares                                                 Shares            Amount
Shares            Amount
Shares sold                                                   3,038,188     $   61,607,018
1,120,914        $ 21,732,996
Shares issued to shareholders in payment of distributions        43,548            759,468
43,647             710,938

declared
Shares redeemed                                              (2,326,842)       (48,567,493)
(918,179)        (17,905,973)
 NET CHANGE RESULTING FROM CLASS C SHARETRANSACTIONS            754,894     $   13,798,993
246,382        $  4,537,961
 NET CHANGE RESULTING FROM SHARETRANSACTIONS                  5,674,625     $  114,285,294
2,064,825        $ 36,674,678

Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                   Percentage of Average Daily
Share Class Name                   Net Assets of Class
Class B Shares                     0.75%
Class C Shares                     0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of- pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

Investment Transactions
Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 1999, were as follows:

Purchases                                           $941,307,136
Sales                                               $870,747,783

Concentration of Credit Risk

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

 At November 30, 1999, the diversification of industries was as follows:

                                                    Percentage
of                                                 Percentage of
Industry                                            Net Assets
Industry                                  Net Assets
Aerospace & Military Technology                      0.3%               Forest Products &
Paper                    0.8%
Appliances & Household Durables                      4.1%               Health & Personal
Care                     2.9%
Automobiles                                          0.6%               Industrial
Components                      2.1%
Banking                                             10.0%
Insurance                                  0.6%
Broadcasting & Publishing                            4.7%               Leisure &
Tourism                          0.7%
Building Materials & Components                      0.3%               Machinery &
Engineering                    2.5%
Business & Public Services                          13.5%
Merchandising                              0.5%
Computer Software                                    1.1%
Multi-Industry                             0.7%
Data Processing & Reproduction                       2.3%               Real
Estate                                1.2%
Electrical & Electronics                            12.0%               Recreation, Other Consumer
Goods           3.0%
Electronic Components, Instruments                  15.9%
Telecommunications                        14.4%
Energy Sources                                       0.7%               Transportation -
Airlines                  0.1%
Financial Services                                   5.4%               Wholesale & International
Trade            1.3%
Food & Household Products                            0.6%

Line of Credit Agreement

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The Corporation did not make any borrowings under the LOC during the year ended November 30, 1999.

CHANGE OF INDEPENDENT AUDITORS (Unaudited)

On May 19, 1999, the Fund's Directors, upon recommendation of its Audit Committee, requested and subsequently accepted the resignation of Arthur Andersen LLP ("AA") as the Fund's independent auditors. AA's reports on the Fund's financial statements for the fiscal years ended November 30, 1997 and November 30, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended November 30, 1997 and November 30, 1998: (i) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

  The Fund, by action of its Directors, upon the recommendation of the Audit Committee, has engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Fund's financial statements for the fiscal year ended November 30, 1999. During the Fund's fiscal years ended November 30, 1997 and November 30, 1998, neither the Fund nor anyone on its behalf has consulted E&Y on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 or Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).


Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF INTERNATIONAL SERIES, INC. AND
SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund (the "Fund") (one of the portfolios constituting the International Series, Inc.) as of November 30, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for the four years then ended, were audited by other auditors whose report dated January 15, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Equity Fund of International Series, Inc. at November 30, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                        /s/  Ernst & Young LLP

Boston, Massachusetts
January 21, 2000



Directors

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

J. Christopher Donahue

Lawrence D. Ellis, M.D.

Peter E. Madden

Charles F. Mansfield, Jr.

John E. Murray, Jr., J.D., S.J.D

MArjorie P. Smuts

John S. Walsh



Officers

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President and Secretary

Richard B. fisher
Vice President

Richard J. Thomas
Treasurer

Henry A. Frantzen
Chief Investment Officer

James O. Perry
Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


ANNUAL REPORT AS OF NOVEMBER 30, 1999


[LOGO OF FEDERATED INVESTORS]

World-Class Investment Manager(R)


Federated
International
Equity Fund

Established 1984

16th Annual Report



[LOGO OF FEDERATED INVESTORS]

Federated International Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp. Distributor


Cusip 46031P308
Cusip 46031P605
Cusip 46031P407


G00267-01 (1/00)


Federated is a registered mark
of Federated Investors, Inc.
2000 (C)Federated Investors, Inc.



[LOGO OF FEDERATED INVESTORS]

       Federated Investors Tower
       Pittsburgh, PA 15222-3779

       Federated Securities Corp. is the distributor of the fund and a subsidiary of Federated Investors.



       027128107
       027128206
       027128305
       027128404
       8042504 (5/96)




[LOGO OF FEDERATED]

[PICTURE OF GLEN R. JOHNSON]
Glen R. Johnson
President
Federated International Income Fund

President's Message

Dear Shareholder:

Federated International Income Fund was created in 1991, and I am pleased to present its ninth Annual Report. This bond fund is designed for income investors who want to invest a portion of their wealth outside of the U.S. The bonds selected have had generous yields, but are subject to price volatility and currency fluctuations. As of November 30, 1999, the fund's net assets of $130 million were broadly diversified among 39 bond issues of issuers in 18 countries.1 Government bonds owned by the fund are issued by Germany, France, Italy, and Canada, just to name a few. The fund's securities have an average quality rating of AA+, and an effective maturity of 7.13 years.

This report covers the 12-month reporting period from December 1, 1998 through November 30, 1999. It begins with an interview with Robert M. Kowit, Vice President, who co-manages the fund with Micheal Casey, Vice President, both of Federated Global Investment Management Corp. Following their discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international bond holdings, and third is the publication of the fund's financial statements.

During the fund's fiscal year, the strong U.S. dollar had a negative impact on international bond investments that were denominated, or valued, in local currencies. As a result, the market's returns, as well as the fund's returns, were negative, although the fund continued to produce a generous income stream.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the 12-month reporting period, including income distributions, follows./2/

                   Total Return     Income        Net Asset Value Change

Class A Shares          (9.87%)     $0.46         $11.22 to $9.68 = (14%)
Class B Shares         (10.47%)     $0.38         $11.19 to $9.66 = (14%)
Class C Shares         (10.46%)     $0.38         $11.20 to $9.67 = (14%)

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing./3/ By investing the same amount regularly, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account and reinvesting your quarterly dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.

I would also like to point out that, while it has been a difficult year for bond investors--in the U.S. and abroad--Federated International Income Fund gives you an opportunity to increase your international exposure. The bonds in the fund have not only been generous income-paying issues, but offer the potential for long-term capital appreciation.

Thank you for joining the growing number of shareholders who have diversified their fixed-income assets internationally through this fund.

As always, we welcome your comments and suggestions.

Sincerely,
[Signature of Glen R. Johnson]
Glen R. Johnson
President
January 15, 2000

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (13.94%), (15.22%), and (11.33%), respectively.

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

[Picture of Robert M. Kowit]
Robert M. Kowit
Vice President
Federated Global Investment Management Corp.

[Picture of Micheal Casey]
Micheal Casey
Vice President
Federated Global Investment Management Corp.

Investment Review

What are your comments on what was a weak period for high-quality international bonds from a total return perspective?

Once again the overall strength of the U.S. dollar hurt the fund's total returns. For example, the dollar appreciated over 13% against the euro in 1999, even though actual bond performance in local currency terms was superior to that of the U.S. markets. In the fourth quarter of 1999, for example, yields on the 10-year benchmark euro issues rose by about 8 basis points, while similar U.S. government issues saw yields rise by 33 basis points.

In this environment, how did Federated International Income Fund perform?

The fund's total returns for the fiscal year reflected the overall international bond market's weakness. Total returns for the fund for the 12-month reporting period ended November 30, 1999, based on net asset value, were: Class A Shares, (9.87%); Class B Shares, (10.47%); and Class C Shares, (10.46%)./1/ For the same period, the overall international bond market recorded a (3.44%) total return as measured by the J.P. Morgan Global Traded Index Excluding U.S./2/ The average international income fund as tracked by Lipper Analytical Services, Inc. produced a (3.19%) total return./3/

1 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (13.94%), (15.22%), and (11.33%), respectively.

2 The J.P. Morgan Global Traded Index Excluding U.S. is an unmanaged, total return, trade-weighted index of over 360 government and high-grade bonds in 12 developed countries. Investments cannot be made in index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

What accounted for the fund's underperformance from a total return perspective during the reporting period?

Dollar strength against most major currencies was the major source of the fund's underperformance. The exception was the Japanese yen. The fund had sold its Japanese holdings early in the year on concerns of rising yields as the Japanese government planned to issue massive amounts of debt. For the fourth quarter of 1998 through November 30, 1999, the yen has appreciated by over 3% while interest rates have moved up to 1.70% from 1.60%.

Income, of course, is a primary consideration for the fund's shareholders. What was the total income paid per share during the 12-month reporting period ended November 30, 1999?

The fund's four quarterly income dividends totaled $0.46 per share for Class A Shares, $0.38 per share for Class B Shares, and $0.38 per share for Class C Shares. The yield on the fund--the 30-day SEC yield as of November 30, 1999 was 4.64% for Class A Shares compared to 3.19% a year earlier/1/--is consistent with the overall yield levels of the international markets.

1 The 30-day SEC yield based on offering price was 4.43%.

How were the fund's high-quality bond holdings diversified among countries as of November 30, 1999?

Just under 25% of the fund's holdings were concentrated in Germany, while Italy, France, Canada and Japan comprised the next largest commitments. The balance was spread across 13 other countries as indicated below:

Country                                           Percentage
                                     of Net
                                     Assets
Germany                                              24.94%
Italy                                                 7.25%
France                                                6.80%
Canada                                                5.61%
Japan                                                 5.21%
United States                                         4.84%
Poland                                                4.40%
Netherlands                                           4.35%
Spain                                                 4.23%
Korea                                                 4.08%
Greece                                                4.08%
Norway                                                3.41%
Hungary                                               2.87%
Australia                                             2.64%
Denmark                                               2.27%
Portugal                                              2.21%
Sweden                                                2.08%
Ireland                                               1.73%

Why does Germany represent the fund's largest country commitment? What other countries are you finding particularly attractive and why?

The German bond market became depressed as a result of political uncertainty within Germany and concerns about how it would impact the government's finances. Much of this uncertainty has been resolved. With a strength in currency, German bonds should provide better-than-average returns this year. We are also positive on core Europe in general and on Australia and Canada, which have done well as the prices of the commodities they produce start to rise.

What were the fund's top five holdings as of November 30, 1999?

                                                                    Percentage
                                                                      of Net
Issuer                  Country              Coupon and Maturity      Assets

Sovereign            Germany             6.00% due 6/20/2016           7.78%
KFW                  Germany             6.75% due 6/20/2005           6.45%
 International Finance
Export-Import        Japan               6.50% due 5/19/2000           5.21%
 Bank of Japan
Sovereign            Korea               8.875% due 4/15/2008          4.08%
Sovereign            France              7.50% due 4/25/2005           3.91%
 TOTAL                                                                27.43%

What is your outlook for high-quality international bonds? As we approach the year 2000 could the weakness in bond prices be behind us?

While the U.S. faces the prospect of further rate hikes in the year 2000, it is unlikely that rates in most of the developed markets will rise significantly. The major potential upside will come from the currency component. The combination of global growth and the increasing U.S. trade deficit should lead to a weaker dollar in the year 2000.

Two Ways You May Seek to Invest for Success:

Initial Investment

If you had made an initial investment of $9,000 in the Class A Shares of Federated International Income Fund on 6/4/91, reinvested dividends and capital gains and did not redeem any shares, your account would have been worth $15,068 on 11/30/99. You would have earned a 6.26%/1/ average annual total return for the investment life span.

  One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

  As of 12/31/99, the Class A Shares' 1-year, 5-year, and since inception (6/4/91) average annual total returns were (15.73%), 3.60% and 6.22%, respectively. Class B Shares' 1-year, 5-year and since inception (9/28/94) average annual total returns were (17.04%), 3.50% and 4.10%, respectively. Class C Shares 1-year, 5-year and since inception (4/1/93) average annual total return returns were (13.23%), 3.80% and 5.44%, respectively.2

[CHART APPEARS HERE] - See Appendix B1


1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 4.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 4.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for eight years (reinvesting all dividends and capital gains) grew to $10,561.

  With this approach, the key is consistency.

  If you had started investing $1,000 annually in the Class A Shares of Federated International Income Fund on 6/4/91, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $9,000, but your account would have reached a total value of $10,5611 by 11/30/99. You would have earned an average annual total return of 3.58%.

  A practical investment plan helps you pursue a high level of income by investing in high-quality debt securities denominated primarily in foreign currencies. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[CHART APPEARS HERE] - See Appendix B2

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Federated International Income Fund-Class A Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated International Income Fund (Class A Shares) (the "Fund") from June 4, 1991 (start of performance) to November 30, 1999 compared to J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS)./2/

Average Annual Total Returns/3/ for the Period Ended November 30, 1999

1 Year                                                    (13.94%)
5 Years                                                     3.73%
Start of Performance (6/4/91)                               6.26%

[CHART APPEARS HERE] - See Appendix B3

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

2 The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable sales charges.

Federated International Income Fund-Class B Shares

Growth of A $10,000 Investment

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated International Income Fund (Class B Shares) (the "Fund") from September 28, 1994 (start of performance) to November 30, 1999 compared to the J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS)./2/

Average Annual Total Returns3 for the Period Ended November 30, 1999
1 Year                                                       (15.22%)
5 Years                                                        3.63%
Start of Performance (9/28/94)                                 4.14%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

[CHART APPEARS HERE] - See Appendix B4

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than six years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of income earned on securities in the index.

2 The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Federated International Income Fund-Class C Shares

GROWTH OF A $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000/1/ in the Federated International Income Fund (Class C Shares) (the "Fund") from April 1, 1993 (start of performance) to November 30, 1999 compared to the J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS)./2/

Average Annual Total Returns3 for the Period Ended November 30, 1999

1 Year                                                    (11.33%)
5 Years                                                     3.93%
Start of Performance (4/1/93)                               5.50%

[CHART APPEARS HERE] - See Appendix B5

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPMGXUS has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPMGXUS is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

3 Total return quoted reflects all applicable contingent deferred sales charges.

Portfolio of Investments



NOVEMBER 30, 1999

Foreign
Currency                                                                    Credit             Value in
Par Amount                                                                  Rating/1/          U.S. Dollars
                    BONDS-93.0%
                    AUSTRALIAN DOLLAR-6.1%
                    Agency-3.4%
    7,000,000       Federal National Mortgage Association, Sr.                NR/Aaa              $4,463,582
                    Unsub., Series E, Mid Term Note, 6.50%,
                    7/10/2002
                    State/Provincial-2.7%
    5,500,000    2  New South Wales Treasury, Series 144A, Local 0.          AAA/Aaa              3,436,406
                    Guarantee, 6.50%, 5/1/2006
                    TOTAL AUSTRALIAN DOLLAR
7,899,988
                    CANADIAN DOLLAR-4.8%
                    Sovereign-3.1%
    5,800,000       Canadian Government, Bond, 7.00%, 9/1/2001               AAA/Aa1              4,008,491
                    Telecommunications & Cellular-1.7%
    3,500,000    2  Bell Canada, Series 144A, Series D, Medium Term            A+/A2              2,285,999
                    Note, 6.15%, 6/15/2009
                    TOTAL CANADIAN DOLLAR
6,294,490
                    DANISH KRONE-2.3%
                    Financial Intermediaries-0.8%
    7,055,000       Nykredit, Mtg. Bond, 8.00%, 10/1/2026                     NR/Aa3                991,885
                    Sovereign-1.5%
   11,200,000       Kingdom of Denmark, Bullet, 7.00%, 11/10/2024            AAA/Aaa              1,694,336
    1,750,000       Kingdom of Denmark, Bullet, 8.00%, 3/15/2006             AAA/Aaa                269,718
                    TOTAL
1,964,054
                    TOTAL DANISH KRONE
2,955,939
                    DEUTSCHE MARK-8.4%
                    Agency-5.2%
   13,000,000       Export-Import Bank Japan, Foreign Gov't.                 AAA/Aa1             6,783,509
                    Guarantee, 6.50%, 5/19/2000
                    Financial Intermediaries-3.2%
    7,500,000       Baden Wurt L-Finance NV, Bank Guarantee, 6.75%,          AAA/Aaa             4,131,052
                    6/22/2005
                    TOTAL DEUTSCHE MARK
10,914,561
                    EUROPEAN CURRENCY UNIT (ECU)-49.7%
                    Agency-6.4%
    7,669,378       KFW International Finance, Bank Guarantee,               AAA/Aaa              $8,396,667
                    6.75%, 6/20/2005
                    Banking-1.4%
    2,000,000    2  Dresdner Funding Trust, Series 144A, 5.79%,                A+/A1              1,841,159
                    6/30/2011
                    Sovereign-41.9%
    2,800,000       French Government, O.A.T., 8.50%, 10/25/2019             AAA/Aaa              3,766,158
    4,500,000       French Government, O.A.T., 7.50%, 4/25/2005              AAA/Aaa              5,084,046
    1,800,000       Deutschland Republic, Bond, 4.50%, 7/4/2009               NR/Aaa              1,720,349
    9,458,899       Deutschland Republic, Bond, 6.00%, 6/20/2016             AAA/Aaa              10,118,432
    4,090,335       Deutschland Republic, Bond, 6.50%, 7/15/2003              NR/Aaa              4,374,302
    3,316,750       Deutschland Republic, Bond, 7.375%, 1/3/2005              NR/Aaa              3,712,463
      634,869       Irish Government, Debenture, 9.00%, 7/15/2001             NR/Aaa              687,773
    1,269,738       Irish Government, Debenture, Deb., 9.00%,                 NR/Aaa              1,561,280
                    9/1/2006
    3,750,000       Republic of Italy, Bond, 6.75%, 2/1/2007                  AA/Aa3              4,156,967
    4,131,648       Republic of Italy, Bond, 10.50%, 11/1/2000                AA/Aa3              4,409,323
      774,684       Republic of Italy, Debenture, 8.50%, 1/1/2004             AA/Aa3              885,534
    4,200,000       Netherlands Government, Bond, 3.75%, 7/15/2009           AAA/Aaa              3,752,154
    2,000,000       Netherlands Government, Bond, 5.50%, 1/15/2028           AAA/Aaa              1,906,662
    2,020,131       Portuguese Government, Bond, 11.875%, 2/23/2000           AA/Aa2              2,126,379
      648,437       Portuguese Government, Bond, 8.875%, 1/23/2004            AA/Aa2              750,384
    1,248,000       Spanish Government, Bond, 3.00%, 1/31/2003                NR/Aa2              1,193,690
    1,682,833       Spanish Government, Bond, 6.15%, 1/31/2013                NR/Aa2              1,783,785
    2,200,000       Spanish Government, Bond, 10.30%, 6/15/2002               NR/Aa2              2,524,869
                    TOTAL
54,514,550
                    TOTAL EUROPEAN CURRENCY UNIT
64,752,376
                    GREEK DRACHMA-4.1%
                    Sovereign-4.1%
  500,000,000       Hellenic Republic, Bond, 9.20%, 10/31/2002                 NR/A2              1,582,836
  400,000,000       Hellenic Republic, Bond, 8.60%, 3/26/2008                  NR/A2              1,374,586
  750,000,000       Hellenic Republic, Floating Rate Note, 10.24%,             NR/A2              2,355,858
                    10/23/2003
                    TOTAL GREEK DRACHMA
5,313,280
                    HUNGARIAN FORINT-2.9%
                    Sovereign-2.9%
  900,000,000       Hungarian Government, Bond, 13.00%, 7/24/2003               A/NR              $3,730,949
                    TOTAL HUNGARIAN FORINT
3,730,949
                    NORWEGIAN KRONE-3.4%
                    Sovereign-3.4%
   36,000,000       Norwegian Government, Bond, Foreign Gov't.               AAA/Aaa               4,440,369
                    Guarantee, 5.75%, 11/30/2004
                    TOTAL NORWEGIAN KRONE
4,440,369
                    POLISH ZLOTY-4.4%
                    Sovereign-4.4%
   14,000,000       Poland Government, Bond, 10.00%, 2/12/2004                  A/NR                3,022,671
   12,000,000       Poland Government, Bond, 12.00%, 6/12/2002                  A/NR                2,699,401
                    TOTAL POLISH ZLOTY
5,722,072
                    SWEDISH KRONA-2.1%
                    Sovereign-2.1%
   18,600,000       Swedish Government, Debenture, 9.00%, 4/20/2009          AAA/Aaa                2,707,975
                    TOTAL SWEDISH KRONA
2,707,975
                    U.S. DOLLAR-4.8%
                    Sovereign-4.1%
    5,000,000       Republic of Korea, Unsecured Bond, 8.875%,              BBB/Baa2                5,314,250
                    4/15/2008
                    State/Provincial-0.7%
    1,000,000       Manitoba, Province of, Debenture, 6.875%,                AA-/Aa3                1,005,460
                    9/15/2002
                    TOTAL U.S. DOLLAR 6,319,710
                    TOTAL BONDS (IDENTIFIED COST $145,319,361) 121,051,709



Principal
Value in
 Amount
U.S.Dollars
                                                      REPURCHASE AGREEMENT-4.2%/3/    $5,490,000
J.P. Morgan & Co., Inc., 5.71%, dated 11/30/1999, due 12/1/1999 (AT AMORTIZED COST)   $  5,490,000
              TOTAL INVESTMENTS (IDENTIFIED COST $150,809,361)/4/                     $126,541,709


1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.
2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's board of directors. At November 30, 1999 these securities amounted to $7,563,564 which represents 5.8% of net assets.
3 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
4 The cost of investments for federal tax purposes amounts to $150,809,361. The net unrealized depreciation of investments on a federal tax basis amounts to $24,267,652 which is comprised of $126,750 appreciation and $24,394,402 depreciation at November 30, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($130,138,256) at November 30, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities



NOVEMBER 30, 1999

Assets:
Total investments in securities, at value (identified and tax cost $150,809,361)       $   126,541,709
Cash denominated in foreign currencies (at identified cost $256,836)                           256,836
Incomeable                                                                                   3,533,324
Receivable for shares                                                                          284,707
 TOTAL ASSETS                                                                              130,616,576
Liabilities:
Payable for shares redeemed                                        $  335,692
Payable to Bank                                                        40,079
Payable for taxes withheld                                             15,117
Accrued expenses                                                       87,432
 TOTAL LIABILITIES                                                                            478,320
Net Assets for 13,443,632 shares outstanding                                         $    130,138,256
Net Assets Consist of:
Paid-in capital                                                                           163,560,041
Net unrealized depreciation of investments and translation of assets and liabilities in   (24,413,740)
 foreign currency
Accumulated net realized loss on investments and foreign currency transactions            (9,266,421)
Undistributed net investment income                                                         258,376
 TOTAL NET ASSETS                                                                         $130,138,256
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($115,155,405 / 11,893,150 shares outstanding)              $       9.68
Offering Price Per Share (100/95.50 of $9.68)1                                        $      10.14
Redemption Proceeds Per Share                                                         $       9.68
Class B Shares:
Net Asset Value Per Share ($10,701,570 / 1,107,654 shares outstanding)                $       9.66
Offering Price Per Share                                                              $       9.66
Redemption Proceeds Per Share (94.50/100 of $9.66)1                                   $       9.13
Class C Shares:
Net Asset Value Per Share ($4,281,281 / 442,828 shares outstanding)                   $       9.67
Offering Price Per Share                                                              $       9.67
Redemption Proceeds Per Share (99.00/100 of $9.67)/1/                                 $       9.57

1 See "What do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

YEAR ENDED NOVEMBER 30, 1999

Investment Income:
Interest (net of foreign taxes withheld of $41,377)                                  $    9,637,601
Expenses:
Investment adviser fee                                                                 $ 1,087,256
Administrative personnel and services fee                                                  185,000
Custodian fees                                                                              94,806
Transfer and dividend disbursing agent fees and expenses                                   142,550
Directors'/Trustees' fees                                                                    7,037
Auditing fees                                                                               22,915
Legal Fees                                                                                   3,351
Portfolio accounting fees                                                                   82,499
Distribution services feeClass A Shares                                                    316,491
Distribution services feeClass B Shares                                                     94,016
Distribution services feeClass C Shares                                                     43,767
Shareholder services feeClass A Shares                                                     316,491
Shareholder services feeClass B Shares                                                      31,338
Shareholder services feeClass C Shares                                                      14,589
Share registration costs                                                                    36,261
Printing and postage                                                                        37,668
Insurance premiums                                                                           2,981
Taxes                                                                                       11,835
Miscellaneous                                                                                5,964
 TOTAL EXPENSES                                                                          2,536,815
Waivers:
Waiver of investment adviser fee                                $  (10,521)
Waiver of distribution services feeClass A Shares                 (189,895)
Waiver of shareholder services feeClass A Shares                   (88,617)
 TOTAL WAIVERS                                                                            (289,033)
Net
expenses
2,247,782
Net investment
income
7,389,819
Realized and Unrealized Loss on Investments and Foreign
 CurrencyTransactions:
Net realized loss on investments and foreign currency
transactions
(367,956)
Net change in unrealized depreciation of investments and
translation
(21,719,038)
 of assets and liabilities in foreign currency
Net realized and unrealized loss on investments and
foreign
(22,086,994)
 currencytransactions
Change in net assets resulting from
operations                                                                 $  (14,697,175)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets



Year Ended November 30                                                                 1999                         1998
Increase (Decrease) in Net Assets
Operations:

Net investment income                                                                  $7,389,819             $       8,643,280
Net realized gain (loss) on investments and foreign currency transactions              (367,956)                      234,909
 ($755,484 and $(2,474,371), respectively, as computed for federal tax purposes)
Net change in unrealized depreciation of investments and translation of assets and   (21,719,038)                    7,248,956
 liabilities in foreign currency
 CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                                      (14,697,175)                   16,127,145
Distributions to Shareholders:
Distributions from net investment income Class A Shares                              (5,581,917)                   (7,234,725)
Class B Shares                                                                        (456,101)                     (469,562)
Class C Shares                                                                        (216,077)                     (279,458)
 CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS                    (6,254,095)                   (7,983,745)
Share Transactions:
Proceeds from sale of shares                                                          73,906,682                    53,208,304
Net asset value of shares issued to shareholders in payment of                        1,764,920                     2,553,943
 distributions declared
Cost of shares redeemed                                                              (82,977,579)                 (106,730,637)
 CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                              (7,305,977)                  (50,968,390)
Change in net assets                                                                 (28,257,247)                  (42,824,990)
Net Assets:
Beginning of period                                                                  158,395,503                   201,220,493
End of period (including undistributed net investment income of $258,376 and        $130,138,256             $     158,395,503
 $0, respectively)

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class A Shares
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Year Ended November 30                             1999/1/          1998             1997       1996                 1995
Net Asset Value, Beginning of Period              $  11.22       $  10.65         $  11.92      $11.38             $  10.52
Income From Investment Operations:
Net investment income                                 0.55/2/        0.52/2/          0.63/2/   0.74/2/              0.79
Net realized and unrealized gain (loss)              (1.63)          0.53            (1.07)      0.67                 0.84
 on investments and foreign currency
 transactions
 TOTAL FROM INVESTMENT OPERATIONS                     (1.08)          1.05            (0.44)     1.41                 1.63
Less Distributions:
Distributions from net investment income             (0.46)         (0.48)           (0.83)     (0.87)               (0.77)
Net Asset Value, End of Period                    $   9.68       $  11.22         $  10.65     $11.92             $  11.38
Total Return3                                        (9.87%)        10.22%           (3.70%)    13.27%               16.12%

Ratios to Average Net Assets:
Expense                                               1.46%          1.33%            1.30%      1.30%                1.30%
Net investment income                                 5.19%          5.04%            5.83%      6.58%                6.79%
Expense waiver/reimbursement/4/                       0.23%          0.24%            0.26%      0.34%                0.40%
Supplemental Data:
Net assets, end of period (000 omitted)           $115,155       $138,567         $180,415     $200,758             $173,905
Portfolio turnover                                      52%            37%              67%       92%                  41%

1 For the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class B Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Year Ended November 30                             1999/1/            1998            1997          1996             1995
Net Asset Value, Beginning of Period              $ 11.19           $ 10.62         $ 11.89         $11.36           $10.51
Income From Investment
Operations:
Net investment income                                0.47/2/           0.46/2/         0.56/2/      0.84/2/         0.77
Net realized and unrealized gain (loss) on          (1.62)             0.51           (1.08)        0.48             0.78
 investments and foreign currency
transactions
 TOTAL FROM INVESTMENT OPERATIONS                   (1.15)             0.97           (0.52)        1.32             1.55
Less
Distributions:
Distributions from net investment income            (0.38)            (0.40)          (0.75)        (0.79)           (0.70)
Net Asset Value, End of Period                    $  9.66           $ 11.19         $ 10.62         $11.89           $11.36
Total Return/3/                                    (10.47%)            9.45%          (4.43%)       12.41%           15.28%

Ratios to Average Net
Assets:
Expense                                              2.18%             2.05%           2.06%        2.11%            2.10%
Net investment income                                4.47%             4.31%           5.06%        5.76%            5.76%
Expense waiver/reimbursement/4/                      0.01%             0.02%                        0.02%        0.10%
Supplemental
Data:
Net assets, end of period (000 omitted)           $10,702           $13,174         $12,521         $8,641           $1,123
Portfolio turnover                                     52%               37%           67%               92%              41%

1 For the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights-Class C Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



Year Ended November 30                               1999/1/            1998             1997            1996             1995
Net Asset Value, Beginning of Period                $ 11.20            $10.63           $11.89       $   11.36          $ 10.48
Income From Investment
Operations:
Net investment income                                  0.47/2/           0.46/2/         0.56/2/         0.67/2/         0.60
Net realized and unrealized gain (loss) on            (1.62)             0.51            (1.08)          0.64             0.95
 investments and foreign currency
transactions
 TOTAL FROM INVESTMENT OPERATIONS                     (1.15)             0.97            (0.52)          1.31             1.55
Less
Distributions:
Distributions from net investment income              (0.38)            (0.40)           (0.74)          (0.78)           (0.67)
Net Asset Value, End of Period                      $  9.67            $11.20           $10.63       $   11.89          $ 11.36
Total Return/3/                                      (10.46%)            9.42%           (4.42%)         12.31%           15.32%

Ratios to Average Net
Assets:
Expense                                                2.18%             2.05%            2.06%          2.09%            2.06%
Net investment income                                  4.47%             4.32%            5.10%          5.80%            5.96%
Expense waiver/reimbursement/4/                        0.01%             0.02%               -           0.04%            0.14%
Supplemental
Data:
Net assets, end of period (000 omitted)             $ 4,281            $6,654           $8,285           $14,976          $12,015
Portfolio turnover                                       52%               37%              67%               92%              41%

1 For the year ended November 30, 1999, the Fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

NOVEMBER 30, 1999

ORGANIZATION

International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Income Fund (the "Fund"), a non- diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's objective is to seek a high level of current income in U.S. dollars consistent with prudent investment risk. The Fund has a secondary investment objective of capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

Foreign government securities and listed foreign corporate bonds are valued according to the last reported sale price on a recognized securities exchange, if available. If no sale on a recognized exchange is reported or if the security is traded over-the-counter, a security is valued according to the last reported bid price. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                           Increase (Decrease)
                               Accumulated Net           Undistributed Net
Paid-In Capital           Realized Gain (Loss)           Investment Income

$53,137                      $(1,613,456)                    $1,560,319

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

  Withholding taxes on foreign interest have been provided for in accordance with the applicable country's tax rules and rates.

  At November 30, 1999, the Fund, for federal tax purposes, had a capital loss carryforward of $9,266,421, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year                        Expiration Amount
2002                                       $4,500,269
2003                                       $4,766,152

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to change in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1999, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on a trade date basis.

Capital Stock
At November 30, 1999, par value shares ($0.0001 per share) authorized were as follows:

Share Class Name                      Number of Par Value Capital
                                                 Stock Authorized

Class A Shares                                        500,000,000
Class B Shares                                        500,000,000
Class C Shares                                        500,000,000
TOTAL                                               1,500,000,000

Transactions in capital stock were as follows:



Year Ended November 30                                    1999                                 1998
Class A Shares:                                          Shares              Amount            Shares             Amount
Shares sold                                             6,664,902      $    69,874,962         4,595,435      $   48,567,577
Shares issued to shareholders in payment of               123,821            1,305,383         193,153           2,028,259
 distributionsdeclared
Shares redeemed                                        (7,249,106)         (76,310,024)        (9,378,472)        (99,619,319)
 NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS      (460,383)     $    (5,129,679)      (4,589,884)     $  (49,023,483)

Year Ended November 30                                    1999                                  1998
Class B Shares:                                         Shares              Amount             Shares             Amount
Shares sold                                               268,296      $     2,831,965         285,642      $    3,017,521
Shares issued to shareholders in payment of                28,581              299,390         30,969             325,089
 distributionsdeclared
Shares redeemed                                          (366,388)          (3,775,564)        (317,928)         (3,355,129)
 NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS      (69,511)     $      (644,209)       (1,317)     $      (12,519)

Year Ended November 30:                                            1999                          1998
Class C Shares:                                         Shares              Amount              Shares             Amount
Shares sold                                               110,503      $     1,199,755         153,899      $    1,623,206
Shares issued to shareholders in payment of                15,290              160,147         19,121             200,595
 distributionsdeclared
Shares redeemed                                          (277,102)          (2,891,991)        (358,323)         (3,756,189)
 NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS     (151,309)     $    (1,532,089)       (185,303)     $   (1,932,388)
 NET CHANGE RESULTING FROM SHARE TRANSACTIONS             (681,203)     $    (7,305,977)       (4,776,504)     $  (50,968,390)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name                   Percentage of Average Daily
                                       Net Assets of Class
Class A Shares                                           0.25%
Class B Shares                                           0.75%
Class C Shares                                           0.75%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of- pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended November 30, 1999, were as follows:

Purchases                                         $70,356,764
Sales                                             $71,343,925

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 29, 1999, the Corporation entered into a $75,000,000 unsecured committed revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the Federal Funds Rate. The LOC includes a commitment fee of 0.08% per annum on the daily unused portion. The corporation did not make any borrowings under the LOC during the year ended November 30, 1999.

CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 19, 1999, the Fund's Directors, upon recommendation of its Audit Committee, requested and subsequently accepted the resignation of Arthur Andersen LLP ("AA") as the Fund's independent auditors. AA's reports on the Fund's financial statements for the fiscal years ended November 30, 1997 and November 30, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended November 30, 1997 and November 30, 1998: (i) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

  The Fund, by action of its Directors, upon the recommendation of the Audit Committee, has engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Fund's financial statements for the fiscal year ended November 30, 1999. During the Fund's fiscal years ended November 30, 1997 and November 30, 1998, neither the Fund nor anyone on its behalf has consulted E&Y on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 or Regulation S-K) of reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Report of Ernst & Young LLP, Independent Auditors

TO THE BOARD OF DIRECTORS OF INTERNATIONAL SERIES, INC. AND
SHAREHOLDERS OF FEDERATED INTERNATIONAL INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Income Fund (the "Fund") (one of the portfolios constituting the International Series, Inc.) as of November 30, 1999, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for the four years then ended, were audited by other auditors whose report dated January 15, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Income Fund of International Series, Inc. at November 30, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                         [LOGO OF ERNST & YOUNG]
Boston, Massachusetts
January 21, 2000

Directors

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
NICHOLAS P. CONSTANTAKIS
JOHN F. CUNNINGHAM
J. CHRISTOPHER DONAHUE
LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.
JOHN E. MURRAY, JR., J.D., S.J.D
MARJORIE P. SMUTS
JOHN S. WALSH

Officers

JOHN F. DONAHUE
Chairman

GLEN R. JOHNSON
President

J. CHRISTOPHER DONAHUE
Executive Vice President

EDWARD C. GONZALES
Executive Vice President

JOHN W. MCGONIGLE
Executive Vice President and Secretary

RICHARD B. FISHER
Vice President

RICHARD J. THOMAS
Treasurer

HENRY A. FRANTZEN
Chief Investment Officer

JAMES O. PERRY
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

NOTES

NOTES

NOTES

ANNUAL REPORT

AS OF NOVEMBER 30, 1999

[LOGO FEDERATED]

Federated International Income Fund

Established 1991

9th Annual Report

[LOGO AND ADDRESS OF FEDERATED]

Cusip 46031P100
Cusip 46031P506
Cusip 46031P209

3010401 (1/00)

Federated is a registered mark
of Federated Investors, Inc.
2000 (c) Federated Investors, Inc.



                                    APPENDIX

A1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 11/30/99. The "y" axis is measured in increments of $30,000 ranging from $0 to $150,000 and indicates that the ending value of hypothetical initial investment of $16,000 in the Federated International Equity Fund's Class A Shares, assuming a 5.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $137,881 on 11/30/99.

A2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/17/84 to 11/30/99. The "y" axis is measured in increments of $10,000 ranging from $0 to $50,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Federated International Equity Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $49,21 on 11/30/99.

A3. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 8/17/84 to 11/30/99. The "y" axis is measured in increments of $50,000 ranging from $0 to $300,000 and indicates that the ending value of a hypothetical initial investment of $10,000 and subsequent investments of $5,000 every August over 15 years in the Federated International Equity Fund's Class A Shares would have grown to $291,511 on 11/30/99.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index
(EAFE) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of Federated International Equity Fund and the EAFE. The "x" axis reflects computation periods from 11/30/89 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Equity Fund's Class A Shares, as compared to the EAFE; the ending values were $28,092 and $18,751, respectively. The legend in the upper right quadrant of the graphic presentation indicates the Federated International Equity Fund's Class A Shares Average Annual Total Returns for the one-year, five-year, 10-year and start of performance periods ended 11/30/99, which were 52.23%, 15.95%, 10.26% and 15.13%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index(EAFE) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of Federated International Equity Fund and the EAFE. The "x" axis reflects computation periods from 9/28/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Equity Fund's Class B Shares, as compared to the EAFE; the ending values were $20,036 and $16,609, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Equity Fund's Class B Shares Average Annual Total Returns for the one-year, five-year and the start of performance periods ended 11/30/99, which were54.40%, 16.06% and 14.37%, respectively.

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Federated International Equity Fund are represented by a solid line. The Morgan Stanley Capital International Europe Australia Far-East Index(EAFE) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of Federated International Equity Fund and the EAFE. The "x" axis reflects computation periods from 4/1/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Equity Fund's Class C Shares, as compared to the EAFE; the ending values were $26,240 and $23,281, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Equity Fund's Class C Shares Average Annual Total Returns for the one-year, five-year and start of performance periods ended 11/30/99, which were 58.89%, 16.32%, and 15.57%, respectively.

B1. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/4/91to 11/30/99. The "y" axis is measured in increments of $5,000 ranging from $0 to $20,000 and indicates that the ending value of hypothetical initial investment of $9,000 in the Federated International Income Fund's Class A Shares, assuming a 4.50% sales charge and the reinvestment of all capital gains and dividends, would have grown to $15.068 on 11/30/99.

B2. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 6/4/91to 11/30/99. The "y" axis is measured in increments of $2,000 ranging from $0 to $12,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Federated International Income Fund's Class A Shares, assuming the reinvestment of all capital gains and dividends, would have grown to $10,561 on 11/30/99.

B3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of the Federated International Income Fund are represented by a solid line. The J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of Federated International Income Fund and the JPMGXUS. The "x" axis reflects computation periods from 6/4/91 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Income Fund's Class A Shares, as compared to the JPMGXUS; the ending values were $16,743 and $20,049, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Income Fund's Class A Shares Average Annual Total Returns for the one-year, five-year, and start of performance periods ended 11/30/99, which were (13.94%), 3.73%, and 6.26%, respectively.

B4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of the Federated International Income Fund are represented by a solid line. The J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of Federated International Income Fund and the JPMGXUS. The "x" axis reflects computation periods from 9/28/94 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Income Fund's Class B Shares, as compared to the JPMGXUS; the ending values were $12,333 and $13,686, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Income Fund's Class B Shares Average Annual Total Returns for the one-year, five-year, and start of performance periods ended 11/30/99, which were (15.22%), 3.63% and 4.14%, respectively.

B5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of the Federated International Income Fund are represented by a solid line. The J.P. Morgan Global Traded Index Excluding U.S. (JPMGXUS) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of Federated International Income Fund and the JPMGXUS. The "x" axis reflects computation periods from 4/1/93 to 11/30/99. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Federated International Income Fund's Class C Shares, as compared to the JPMGXUS; the ending values were $14,291 and $15,520, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Federated International Income Fund's Class C Shares Average Annual Total Returns for the one-year, five-year and start of performance periods ended 11/30/99, which were (11.33%), 3.93%, and 5.50%, respectively.